Ivy NextShares

Supplement dated April 13, 2018 to the

Ivy NextShares Statement of Additional Information

dated October 31, 2017

Effective immediately, Daniel P. Becker will no longer serve as a co-portfolio manager of Ivy Focused Growth NextShares. Accordingly, all references and information related to Mr. Becker are deleted in their entirety.

Supplement	Statement of Additional Information	1